UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)
(Address of principal executive offices)
512 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)On June 15, 2021, G-III Apparel Group, Ltd. (the “Company”) announced that, effective July 1, 2021, Wayne S. Miller will step down as the Company’s Chief Operating Officer and will become a Senior Strategic Advisor to the Company. In Mr. Miller’s new role, he will assist in the transition of his responsibilities and advise the Company on numerous aspects of corporate strategy, as further described below. Mr. Miller has served as the Chief Operating Officer of the Company since December 2003 and as its Secretary since November 1998. He also served as the Company’s Chief Financial Officer from April 1998 until September 2005 and as its Treasurer from November 1998 until April 2006.

(e)On June 15, 2021, the Company and Mr. Miller entered into an Advisory Agreement providing for Mr. Miller’s transition from Chief Operating Officer and Secretary to Senior Strategic Advisor, effective July 1, 2021 (the “Transition Date”). Mr. Miller’s resignation as Chief Operating Officer and/or Secretary will be effective as of the Transition Date or any earlier date that the Company’s appointment of a successor Chief Operating Officer or Secretary, as applicable, is effective. Under the Advisory Agreement, Mr. Miller will continue as an employee of the Company, advising the Company on key licensing contracts, potential merger and acquisition transactions, financing transactions, investor relations matters and other strategic matters.

Until the Transition Date, the Company will pay Mr. Miller the same base salary and benefits that he currently receives. From the Transition Date until the termination of Mr. Miller employment (the “Transition Period”), the Company will pay Mr. Miller: (i) a salary of $375,000 per year until June 30, 2022; and (ii) a salary of $250,000 per year from July 1, 2022 through the remainder of the Transition Period. During the Transition Period, the Company will continue to furnish Mr. Miller life and disability insurance coverage, and Company-paid supplemental personal life and disability insurance, at no less than current coverage levels; Mr. Miller will be entitled to participate in the Company’s health insurance plans, with responsibility for paying the employee portion of plan premiums; and the Company will reimburse Mr. Miller’s business expenses in accordance with Company policy.

During the Transition Period, the restricted stock units (“RSUs”) granted to Mr. Miller in 2018, 2020 and 2021 will continue to time vest in accordance with their terms, except that vesting of 100,000 of the RSUs granted in 2020 has been accelerated to the date of execution of the Advisory Agreement. In addition, the performance share units (“PSUs”) granted to Mr. Miller in 2019 will continue to time vest and remain subject to the achievement of the applicable performance conditions in accordance with the terms thereof.

Either party may terminate Mr. Miller’s employment on at least thirty days’ notice, provided that any such termination by the Company shall be effective no earlier than June 30, 2023. However, the Company may terminate Mr. Miller’s employment at any time for Cause (as defined in the Advisory Agreement). In the event of a termination for Cause or Mr. Miller’s voluntary termination of his employment, Mr. Miller shall not be entitled to any amounts or benefits under the Advisory Agreement other than earned but unpaid salary, or reimbursement of expenses, through the date of termination, and any amounts payable or benefits to be provided under the terms of the applicable benefit plans that have accrued through the date of termination (including any RSUs that have vested prior to the date of termination). If the Company terminates Mr. Miller’s employment without Cause before June 30, 2023, Mr. Miller shall be entitled to continued salary payments through June 30, 2023; accelerated vesting and settlement of the RSUs issued to him in 2018 and 2020 and, if such termination without Cause occurs before Mr. Miller’s PSUs issued in 2019 are otherwise settled, accelerated vesting of the PSUs; COBRA continuation coverage at the same premium rate that applies to the Company’s employees generally (with the Company continuing to pay the employer portion thereof through June 30, 2023); and continued participation in other Company-paid insurance plans through June 30, 2023.  In the event of Mr. Miller’s death or Disability (as defined in the Advisory Agreement) before June 30, 2023, the accelerated vesting of Mr. Miller’s outstanding RSUs and PSUs described in the preceding sentence will occur.

Mr. Miller will be bound by a non-competition covenant during the Transition Period and for two years after termination of employment.  In addition, Mr. Miller has executed a waiver and release of pre-Advisory Agreement claims against the Company and its subsidiaries.

The foregoing description of the terms of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement, a copy of which is filed as Exhibit 10.1 attached hereto, and the terms of which are incorporated by reference herein.

Item 8.01 Other Events.

A copy of the Company’s press release announcing Mr. Miller’s planned transition from Chief Operating Officer to Senior Strategic Advisor is attached hereto and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

None.

(b)Pro Forma Financial Information.

None.

(c)Shell Company Transactions

None.

(d)Exhibits.
10.1	Advisory Agreement, dated June 15, 2021, between G-III Apparel Group, Ltd. and Wayne S. Miller.

99.1	Press release of G-III Apparel Group, Ltd. issued on June 15, 2021 announcing the planned transition of Wayne S. Miller from Chief Operating Officer to Senior Strategic Advisor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1	Advisory Agreement, dated June 15, 2021, between G-III Apparel Group, Ltd. and Wayne S. Miller.
99.1	Press release of G-III Apparel Group, Ltd. issued on June 15, 2021 announcing the planned transition of Wayne S. Miller from Chief Operating Officer to Senior Strategic Advisor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 15, 2021	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer